UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

PENN NATIONAL GAMING, INC.

Commission file number 000-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.              Submission of Matters to a Vote of Security Holders.

Penn National Gaming, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 14, 2017, at 10:00 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  Of the 91,241,497 shares of the Company’s common stock outstanding as of the close of business on April 7, 2017, the record date for the Annual Meeting, 85,271,304 shares, or approximately 93% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of Peter M. Carlino, Jane Scaccetti and Timothy J. Wilmott were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2020 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter M. Carlino	75,425,463	4,208,425	5,637,416
Jane Scaccetti	78,916,797	717,091	5,637,416
Timothy J. Wilmott	78,459,642	1,174,246	5,637,416

The term of office of each David A. Handler, John M. Jacquemin, Barbara Shattuck Kohn and Ronald J. Naples continued following the meeting.  The Board of Directors appointed Ms. Kohn to serve as lead independent director.  The term of office of Harold Cramer expired at the annual meeting and he was not renominated to serve as a director.  The Board of Directors appointed Mr. Cramer to serve as Director Emeritus until June 14, 2018.

Ratification of Independent Registered Public Accountants.  The appointment of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
85,013,160	143,454	114,690	—

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
78,854,542	729,306	50,040	5,637,416

Frequency of Say-on-Pay.  The option of “one year” received the most votes cast on the advisory vote on the frequency with which the Company should hold a shareholder vote on the compensation of the Company’s named executive officers.  After considering the results of the vote, the Company has determined to hold such votes on an annual basis until the next advisory vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.  The complete voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
71,367,524	112,345	8,117,011	37,008	5,637,416

* * *

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2017	PENN NATIONAL GAMING, INC.

	By:	/s/ William J. Fair
	Name:	William J. Fair
	Title:	Executive Vice President and Chief Financial Officer

3